Exhibit 10.22

FOURTH AMENDMENT TO THE
AMGEN NONQUALIFIED DEFERRED COMPENSATION PLAN
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2009

The Amgen Nonqualified Deferred Compensation Plan as Amended and Restated Effective January 1, 2009 (the “Plan”) is hereby amended, effective August 27, 2012, as follows:

The list of Employers in Appendix A is amended and restated to read as follows:

“The following subsidiaries and affiliates of Amgen Inc., including the legal successor to any of the following subsidiaries and affiliates, are designated as Employers:

Amgen Manufacturing, Limited
Amgen Rockville, Inc. (formerly Micromet, Inc.)
Amgen SF, LLC
Amgen USA Inc.
Amgen Worldwide Services, Inc.
BioVex, Inc.
Immunex Corporation
Immunex Manufacturing Corporation
Immunex Rhode Island Corporation
KAI Pharmaceuticals, Inc.”

To record this Fourth Amendment to the Plan as set forth herein, the Company has caused its authorized officer to execute this document this 22nd day of August, 2012.

AMGEN INC.

By:    /s/ Brian McNamee_________________
Brian McNamee
Senior Vice President, Human Resources